PALATIN
TECHNOLOGIES

Corporate Presentation

September 2010

Forward-Looking Statement

The statements in this presentation that relate to future plans, events or performance are forward-looking statements, which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve significant risks and uncertainties, and actual results, events and performance may differ materially from those expressed or implied in this presentation. Factors that could cause such differences include, but are not limited to, risks pertaining to product development, clinical trial outcomes, regulatory requirements and actions, availability of required financing and other sources of funds, corporate partnering agreements, development of the markets for the Company's products and other risks disclosed in the Company's most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. The forward-looking statements in this presentation do not constitute guarantees of future performance. The Company undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation.

Company Profile

Palatin is a biopharmaceutical company using proprietary approaches to develop peptide mimetic and small molecule agonists for the treatment of medical indications with significant unmet need and commercial potential

Palatin's has built compound libraries specific for the melanocortin and natriuretic peptide receptor systems, with multiple lead candidates entering into clinical development.

Palatin Strategy

- **Driving growth through developing our internal pipeline and collaborations**
  - Acute or on-demand treatments with novel mechanisms for unmet needs
  - Establish safety and efficacy and extend development to chronic indications
    - On demand treatments:
      - sexual dysfunction FSD and ED
    - Emergency use acute treatments:
      - acute asthma exacerbation
    - Extending to optimizing longer term chronic treatments for:
      - obesity
      - wider asthma/COPD populations
- **Growing our pipeline and additional collaborations**
  - Application of proprietary technologies to generate new leads for peptide receptor targets
  - New collaborations for our natriuretic and melanocortin research programs

Palatin Product Overview

PALATIN TECHNOLOGIES

- Bremelanotide (BMT), a melanocortin receptor (MCR) agonist, in clinical development as a treatment for female sexual dysfunction (FSD) and erectile dysfunction (ED)
- PL-3994, a natriuretic peptide receptor A (NPR-A) agonist, for treatment of acute severe asthma, heart failure (HF), and refractory hypertension
- Melanocortin receptor agonists for treatment of obesity, diabetes and related metabolic syndrome -- partnered with AstraZeneca
- PL-6983, a second generation melanocortin receptor agonist, for treatment of sexual dysfunction

Pipeline

	Program	Indication	Preclinical	Phase I	Phase II	Phase III
Melanocortin Receptor (MCR) Programs	**BMT**	FSD				
	BMT	ED				
	MCR Compound (partnered with AstraZeneca)	Obesity & Diabetes				
	PL-6983	FSD & ED				
Natriuretic Receptor Programs	**PL-3994**	Acute Severe Asthma				
	PL-3994	Heart Failure				
	PL-3994	Refractory Hypertension				

Melanocortin Sexual Dysfunction Program

FSD and ED PDE-5 non-responders

Sexual Dysfunction Program Overview

- Extensive clinical experience with bremelanotide
  - Evaluated in over 2000 patients
  - Demonstrated efficacy as a treatment for both FSD and ED
- BMT subcutaneous (PRN) is in development for
  - Treatment of women with FSD
  - Treatment of ED as a monotherapy or in combination with a PDE-5 inhibitor in men non-responsive to PDE-5 inhibitor treatment
- Melanocortin Sexual Dysfunction Research Program
  - PL-6983 back-up MCR-4 selective agonist clinical candidate
  - Oral small molecules in lead optimization stage

Commercial Opportunity



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of market
Prevalence
Current Market Value
Female Sexual Dysfunction
Premature Ejaculation
Erectile Dysfunction

Relative size of sexual dysfunction markets

- FSD is a large untapped commercial opportunity
  - ~50m women in US have symptoms
- ~10% - 20% of patients are distressed and may seek treatment
  - US market estimated at ~$4b
- Multiple disorders will most likely require several different treatment approaches
- ED market mature with ~$4.2b in annual sales
  - 35% - 45% of ED patients are poorly responsive to PED-5 inhibitor therapy

Bremelanotide FSD Market Opportunity

Female Sexual Dysfunction (FSD) encompasses a collection of sexual disorders that affect ~43% of adult women

- No FDA approved treatments available
- Significant unmet clinical need
- FDA, patients and clinicians want effective treatment options



50-59 year olds (3.7 million)
6%
6%
31%
24%
HSDD
FSAD
Anorgasmia
Pain



18-59 year olds (53 million)
6%
7%
32%
18%
HSDD
FSAD
Anorgasmia
Pain

Prevalence of female sexual dysfunction (US)
National Health and Social Life Survey, 1992
FSAD: female sexual arousal disorder
HSDD: hypoactive sexual desire disorder

Bremelanotide ED Market Opportunity


35% of patients are satisfied PDE-5 inhibitor users
20% are "marginally satisfied" but have no alternative treatment options
Initial Target Population
35% discontinue PDE-5 inhibitor therapy following initial prescription
BMT estimated global peak sales: $550 million
10% of patients are contraindicated for PDE-5 inhibitor use

Current PDE-5 inhibitor market ~$4.2 billion year worldwide

Bremelanotide Clinical Experience

- Palatin has extensive clinical experience with BMT
  - Evaluated in 30 clinical studies intranasal (IN) or SC formulations
  - Demonstrated efficacy as a treatment for both FSD & ED
- Commercializing SC formulation
  - Tight control of PK
  - Optimizes therapeutic opportunity
    - Less variation in patient responsiveness
    - Good dose window to avoid known AE's associated with supra-pharmacology
      - GI and BP effects

Effects of Bremelanotide on SBP

BMT Phase 1 data in premenopausal women
Subcutaneous administration



BMT
Placebo
Change from predose
Systolic Blood Pressure baseline (mm Hg)
15
10
5
0
-5
-10
-15
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Day

BMT in the Treatment of FSD

- Multiple phase 2 studies have established proof-of-concept in women with FSAD
- Significant improvement in FDA accepted endpoints
  - Arousal, desire and satisfying sexual encounters
  - Decrease in distress caused by sexual dysfunction
- Women reported an improvement in the quality of their sexual experience
  - Quality of orgasm improved
  - Increased desire and focus on sex
  - Better able to rekindle sexual relationship with their partner

BMT Phase 2B FSAD Patients



# of SSE's
6
5
4
3
2
1
0
P<0.001
P<0.003
BSL
1 mos.
2 mos.



Arousal Success Rate
% Change from Baseline
60
50
40
30
20
10
0
P<0.001
P<0.001
1 mos.
2 mos.
Placebo
BMT

SSE: "Satisfying Sexual Events," the FDA required registration endpoint and roughly equal to the number of orgasms experienced in a month

Arousal success rate, the % of attempts at intercourse where arousal was described as being satisfactory

Data presented at Am. College of Gynecology, New Orleans 2008

Bremelanotide FSAD Clinical Program

- Phase 2B in premenopausal women with FSAD
  - Dose ranging 12 week "at-home" placebo controlled study
  - FDA accepted endpoints
    - Improvement in arousal as measured by validated SEQ
    - Increase in SSE's as measured by event log
    - Improvement in sexual distress as measured by SEQ
  - Finalize doses for registration trials
  - Determine treatment effect to guide registration trials
- FDA guidance meeting in 4Q10
  - Discuss phase 2 development program
  - Discuss any additional requirements for transition to phase 3 studies
- Targeting 1Q11 for phase 2 enrollment start

PDE-5 Inhibitor Non-Responsive Patients

- Multiple BMT ED studies have demonstrated efficacy in a broad range of patients, including those non-responsive to PDE-5 inhibitor treatment
- Phase 2 clinical studies evaluating BMT co-administration with PDE-5 inhibitor demonstrate additive effect
- Significant opportunity exists in the PDE-5 inhibitor non-responsive patient population
  - Limited current treatment options
    - Caverject Impulse®: requires direct penile injection
    - Muse®: requires intrauretheral administration
    - Implant: requires surgery
    - No treatment
- PDE-5 inhibitor non-responsive patients represent a significant commercial opportunity

Bremelanotide ED Clinical Program

- Bremelanotide phase 2A study PDE-5 inhibitor non-responsive ED patients
  - Dose optimization of bremelanotide as an adjunct to PDE-5 inhibitors
  - Treatment effect size in target non-responder population
  - Continued evaluation of effects on blood pressure
  - Target start 1Q11
- Bremelanotide phase 2B study PDE-5 inhibitor non-responsive ED patients
  - Placebo controlled “at-home” study to evaluate safety and efficacy in patients non-responsive to PDE-5 inhibitors
  - Data to support transition to phase 3 registration studies
  - Targeted start date 4Q11

Natriuretic Peptide Receptor Programs

Acute Severe Asthma: current therapy


>10
5.1–10
0–5

Drugs 2009; 69 (17): 2363-2391
asthma case fatality rates (asthma deaths per 100 000 asthmatic patients in the 5- to 34-year-old age group). Masoli et al.

Pulmonary Commercial Opportunity

Subcutaneous	Market Potential >$500M
Nebulized	Market Potential >$1B
Dry Powder	Market Potential >$3B

*Crossover use of asthma therapeutics in COPD approx. 30% of asthma market

PL-3994 for Acute Severe Asthma

PALATIN TECHNOLOGIES

- Acute ED use
- Single or multiple subcutaneous or nebulized doses
- Patients are refractory to LABA bronchodilators
- Other bronchodilators ineffective
- PL-3994 dilates airway smooth muscle via a different mechanism (cGMP vs cAMP)
- Clinical precedent with short-acting endogenous agonist

Natriuretic Peptides and Asthma

- Published data demonstrate bronchodilator activity of IV and aerosol NPR-A agonists
- NPR-A agonism relaxes smooth muscle in airways
  - effect is increased under conditions of β2 overload
- NPR-A cGMP pathway is independent of β2-ADR/cAMP pathway
- β2 refractory, acute severe asthma represents an area of high unmet medical need

PL-3994 in Asthma Disease Models


PL3994
Vehicle
0
20
40
60
80
-7


Δin pulmonary inflation pressure (cmH 2O)
15
10
5
0
control
1 µg/kg
10 µg/kg
100 µg/kg
Pl-3994 Dose


Relaxation (%)
160
140
120
100
80
60
40
20
0
10-9
10-8
10-7
10-6
10-5
10-4
[ISO] M
ISO
ISO + PL-3994

PL-3994 potentiated relaxation after isoproterenol treatment

PL-3994 Clinical Results

- Phase 1 & 2A placebo-controlled dose escalation studies
  - Well tolerated - no adverse or severe adverse events
  - Clear dose response for key pharmacological effects
  - Prolonged duration of effect
  - Met key pharmacology endpoints
    - SBP, ↑diuresis, ↑natriuresis, ↑cGMP plasma levels
- Duration of effects and pharmacology support chronic use

PL-3994 Asthma Development

- Phase 2 proof-of-principle study in asthmatics
  - In clinic SC dosing in stable asthmatics
  - Objective is to determine bronchodilator effect of PI-3994
  - Target start 1Q11
- Nebulized formulation
  - Physical chemical studies
  - Animal toxicology program
  - Target phase 1 study 3Q11

PL-3994 Additional Indication

- Sub-chronic HF Indication
  - Frequent hospitalization for worsening symptoms
    - Hospitalization leads to decreased survival
    - Identified by NIH Institute of Medicine as a high priority medical issue
    - Significant driver of hospital costs
  - PL-3994 treatment for 3-6 months post-hospitalization
    - Adjunct to current treatments
    - Disease progression is not the main focus
    - Hemodynamic mechanisms likely to be key
  - Treatment goal to reduce re-hospitalization and improve survival
    - 30% re-hospitalization at 6 months
- Refractory Hypertension
  - Greater then 1.5 million patients have refractory hypertension with increased risk of major CV events
  - PL-3994 lowers BP through a mechanism different than currently approved agents
  - PL-3994 acts synergistically with ACE inhibitors to lower BP
  - PL-3994 administered as an adjunct to standard therapy

AstraZeneca Obesity Collaboration

- AstraZeneca is a global pharmaceutical company with a strong emphasis in metabolic disease
- Exclusive global licensing and research collaboration
  - $10M up front and $12M milestones received
  - Royalties on commercialization
  - $85M in development and $60M in sales milestones remaining
- Clinical proof-of-concept study has been completed
  - Primary objectives met
- Program moved into development stage with commercial lead candidates identified

2010-2011 Milestones

- Bremelanotide phase 2B study in women with FSAD
- Bremelanotide phase 2 study in ED patients non-responsive to PDE-5 inhibitor
- PL-3994 phase 2 proof-of-principle study in asthmatic patients
- AstraZeneca melanocortin obesity/diabetes program transition to clinical studies
- Corporate collaboration PL-3994 pulmonary program

Financial Snapshot

Ticker Symbol	NYSE AMEX: PTN
52-Week Price Range	$0.15 - $0.48
Shares Outstanding – August 2010	
➢ Common	117M
➢ Fully Diluted	143M
Market Capitalization – August 2010	$25M
Cash and Investments Balance as of 3/31/10	$10.2M